EXHIBIT 10.25


                    TENTH AMENDMENT TO LEASE

          This Tenth Amendment to Lease dated February 4, 1997 by and between Madison Reading Associates L.L.C., successor in interest to Crown Life Insurance Company, (hereafter called Landlord) and Berks County Bank, a Pennsylvania chartered commercial bank (hereafter called Tenant) having its principle business office at 400 Washington St., Reading, Pa. 19601.

          The above referenced parties wish to amend the Ninth Amendment to Lease dated May 29, 1996, Eighth Amendment to Lease dated January 22, 1996, the Seventh Amendment to Lease dated
July 27, 1995, the Sixth Amendment to Lease dated November 9, 1994, the Fifth Amendment to Lease dated October 10, 1994, the Fourth Amendment dated November 11, 1993, the Second Amendment to Lease dated March 31, 1993, the First Amendment to Lease dated November 27, 1991 and the Lease dated November 1, 1988 as follows:

               1. The portion of space known as suite 1205 containing approximately 845 rentable square feet shall be rented commencing February 10, 1996 and expiring October 31, 1998 at a monthly base rental of $916.00. Landlord agrees to provide and install new carpet and paint entire premises at Landlords' cost and expense.

               2. In reference to Paragraph 502(a) and 502(b) of the Lease, Tenants' prorata share for this additional
845 square feet shall be .79% and the base year shall be 1996.

               3.   Additionally, suite 801, 804, Mezzanine and
Basement Storage (B1) shall be extended at the same rental rates and shall expire October 31, 1998.

          Except as stated above, the terms and conditions of the Lease remain in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have caused this Tenth Amendment to Lease to be duly executed as a sealed instrument as of the day and year first above written.

Landlord                           Tenant

Madison Reading                    Berks County Bank
   Associates, L.L.C.

By:/s/Ephrim Hofenfeld             By:/s/ Nelson R. Oswald
     Managing Member                         President

Attest or Witness:
/s/ Maria L. Ledesone                  /s/ Patricia A. Yocum